SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 8, 2004,




                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-11380                 11-2650500
--------------------------------    -------------          -------------------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
 incorporation or organization)      file number)          Identification No.)


 1983 Marcus Avenue, Lake Success, New York                       11042
--------------------------------------------                    ----------
(Address of principal executive offices)                        (Zip Code)


                                 (516) 750-1600
                                ----------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
ATC Healthcare, Inc.
Commission File No.  0-11380





Item 9.  Regulation FD Disclosure.
         -------------------------


On April 8, 2004, ATC Healthcare, Inc., issued a press release announcing
That Martin Schiller Chief Financial officer at National Equipment Corporation Joined the Board Of ATC Healthcare, Inc.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 8, 2004                      ATC Healthcare, Inc.

                                          By:   /s/ Andrew Reiben
                                                ------------------------------
                                                Name:  Andrew Reiben
                                                Title: Senior Vice President
                                                       Chief Financial Officer